                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                                Form N-SAR for
                        Fiscal Period Ended 10-31-02

                              INDEX TO EXHIBITS

EXHIBIT NO.                           ITEM

    1.            Report on internal control by Independent Public
                  Accountants.  (Item 77.B.)

    2.            Conclusions and certifications of registrant's principal
                  executive officer and principal financial officer
                  (Item 77Q3)